UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)        October 17, 2007
                                                 -------------------------------


                               AVOCENT CORPORATION
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             (Exact name of registrant as specified in its charter)


     DELAWARE                       000-30575                    91-2032368
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 (State or other                  (Commission                  (IRS Employer
   jurisdiction                   File Number)               Identification No.)
 of incorporation)


4991 CORPORATE DRIVE                                    HUNTSVILLE, AL  35805
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(Address of principal executive offices)                            (Zip Code)


Registrant's telephone number, including area code      (256) 430-4000
                                                   -----------------------------

                                       n/a
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.


     On October 17, 2007, Avocent Corporation publicly disseminated a press release announcing its financial results for its third quarter ended September 28, 2007. The information contained in the press release is incorporated herein by reference and furnished as Exhibit 99.12 hereto.

     Avocent is also providing additional commentary regarding the financial results for its third quarter ended September 28, 2007 and its expectations for the fourth quarter of 2007. The information contained in the commentary is incorporated herein by reference and is furnished as Exhibit 99.13 hereto.


Item 9.01  Financial Statements and Exhibits.

(d)   Exhibits.

      Exhibit Number    Description of Exhibit
      --------------    ----------------------
      99.12             Press Release issued October 17, 2007
      99.13             Commentary regarding the Third Quarter 2007 Results

                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   AVOCENT CORPORATION

Date: October 17, 2007

                               By: /s/ Samuel F. Saracino
                                   ---------------------------------------------
                                   Samuel F. Saracino
                                   Executive Vice President of Legal & Corporate Affairs, General Counsel, and Secretary

                                  EXHIBIT INDEX
                                  -------------


Exhibit           Description
-------           -----------
99.12             Press Release dated October 17, 2007
99.13             Commentary regarding the Third Quarter 2007 Results